                                                                       EXHIBIT 4

     NUMBER                                                      SHARES

 $
                                  [WEATHERFORD LOGO]

                        WEATHERFORD INTERNATIONAL LTD.
             INCORPORATED UNDER THE LAWS OF THE ISLANDS OF BERMUDA

      COMMON SHARES                                            SIN
       PAR VALUE                                               SEE REVERSE FOR
    $1.00 PER SHARE                                            CERTAIN LEGENDS


This Certifies that







is the registered owner of


                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

WEATHERFORD INTERNATIONAL LTD. transferable on the share register of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Memorandum of Association and Bye-laws of the Company (copies of which are on file with the Transfer Agent), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. The Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:


(SIGNATURE)                        [SEAL]                          (SIGNATURE)


                President                                           Secretary


Countersigned and Registered:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                                      Transfer Agent
                                       and Registrar

By

                                      Authorized Signature

                         WEATHERFORD INTERNATIONAL LTD.

     The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative participating, optional or other special rights of each class of shares or series thereof of the Company, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Company or the Transfer Agent.

     Keep this certificate in a safe place. If it is lost, stolen or destroyed the Company may require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common               UNIF GIFT MIN ACT-_____________        Custodian____________
     TEN ENT - as tenants by the entireties                             (Cust)                       (Minor)
     JT TEN  - as joint tenants with right of                       Under Uniform Gifts to Minors
               survivorship and not as tenants                      Act__________________________
               in common                                                        (State)

    Additional abbreviations may also be used though not in the above list.




For Value Received, the undersigned hereby sells, assigns and transfers unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of the shares represented by the within certificate, and does hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the same on the share register of the within named Company with full power of substitution in the premises.


Dated
      --------------------------


                                        X
                                         ---------------------------------------
                                                       (SIGNATURE)
               NOTICE:
     THE SIGNATURE(S) TO THIS ASSIGNMENT
     MUST CORRESPOND WITH THE NAME(S)
     AS WRITTEN UPON THE FACE OF THE
     CERTIFICATE IN EVERY PARTICULAR,
     WITHOUT ALTERATION OR ENLARGEMENT
     OR ANY CHANGE WHATEVER.

                                        X
                                         ---------------------------------------
                                                       (SIGNATURE)


                                        ----------------------------------------
                                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                         ASSOCIATIONS AND CREDIT UNIONS WITH
                                         MEMBERSHIP IN AN APPROVED SIGNATURE
                                         GUARANTEE MEDALLION PROGRAM) PURSUANT
                                         TO S.E.C. RULE 17 AD-13.
                                        ----------------------------------------
                                         SIGNATURE(S) GUARANTEED BY:




                                        ----------------------------------------